CREDIT SUISSE

FIRST BOSTON

February 2004

Presenters:

Bill Schumann, CFO

Peter Kinnear, Vice President of Energy Production Systems

Investor Relations Contact Maryann Seaman Phone: (312) 861-6414 maryann.seaman@fmcti.com

These slides and the accompanying presentation contain “forward-looking” statements, which represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements. Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company's periodic reports filed under the Securities Exchange Act of 1934. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Reconciliation of non GAAP measures referenced in today’s presentation can be found in the Appendix to this presentation.

FMC Technologies at a Glance

FMC Technologies is a global leader in the design, manufacture and supply of mission-critical technology for the energy, food and aviation industries

2003 Revenues

• Subsea Trees

• Surface Wellheads

• Manifolds

• Control Systems

• Floating Production Systems

• Separation Systems

• Loaders

• Deicers

• Passenger Boarding Bridges

Energy Production Systems 49%

Energy Processing Systems 19%

Airport Systems 10%

FoodTech 22%

• Fluid Control

• Loading Systems

• Measurement Solutions

• Citrus Extractor

• Freezing Systems

• Sterilization Systems

• Convenience Food Systems

Strong Financial Results

Energy Systems Growth Drives Earnings per Share

Operating Segment EBIT

Airport FoodTech Energy Systems

Earnings per share $0.82 $0.96 $1.13

Revenue/Earnings Growth Drivers

Energy Systems 2003 Sales

Secular Sales Growth Driven by Subsea

Subsea

Other

Rig Count Related

Cyclical Sales Growth

Driven by U.S./International Rig Count

Measurement Systems

Loading Systems

Fluid Control

Surface Products

Subsea Is The Largest and Fastest Growing Segment of Energy Systems

2003 Revenues

FoodTech

Energy Processing Systems

Airport Systems

Surface

Floating

Subsea

Subsea Revenue Growth

Subsea Tree Orders

Market Share – 2003

18%

Cooper Cameron

11%

ABB

4%

Dril-Quip

26%

Kvaerner

FMC Technologies

41%

Source: Quest Offshore

FMC Technologies

• Leading technology and industry positions across major product lines

• Leader in growing subsea and deepwater market

• Proven track record of growth with high return on capital

Leading Industry Positions

Energy Systems Industry Position

Production Systems

Subsea Systems 1

Surface Products 2

Floating Production (Mooring Systems) 2

Separation Systems

Processing Systems

Fluid Control 1

Loading Systems 1

Measurement Solutions 2

Sources: Simmons & Co. International, Boston Consulting Group, Spears and Associates, Quest, FMC Technologies Internal

Leading Industry Positions

FoodTech Industry Position

Citrus Extractors 1

Convenience Food Systems 2

Freezing Technologies 1

Sterilization Technologies 1

Airport Systems

Cargo Loaders 1

Passenger Boarding Bridges 1

Military Loader Flat Product Freezer

Sources: McKinsey, FMC Technologies Internal

FMC Technologies

• Leading technology and industry positions across major product lines

• Proven track record of growth with high return on capital

• Leader in growing subsea and deepwater market

Growing Earnings

(Earnings Per Share Data) Unaudited

$ 0.82 $ 0.96 $ 1.13

$ 0.32 $ 0.36 $ 0.35

$ 0.25 $ 0.25 $ 0.30

$ 0.19 $ 0.27 $ 0.34

$ 0.06 $ 0.08 $ 0.14

Q4

Q3

Q2

Q1

Amounts represent net income per diluted share before the cumulative effect of an accounting change. See Appendix.

Strong Cash Flow Has Reduced Debt

69

301

66

245

37

203

193

Includes Acquisition debt of $50M

Debt Net of Cash Synthetic Leases (pro forma)

At January 1, 2001, net debt is presented on a pro forma basis as defined in the Separation and Distribution Agreement with FMC Corporation.

Focused on Returns

(Return on Capital)

2001 2002 2003E

Low 6% N.M. 5%

Median 12% 6% 10%

High 17% 11% 13%

FTI 14% 14% 15%

Data Set

Baker Hughes Schlumberger

Dril-Quip Smith International

Cooper Cameron Varco International

Halliburton Weatherford International

•Return on capital is un-levered net income divided by average capital employed. Capital Employed is total assets less non-debt current liabilities, minority interest, goodwill and intangibles. Year 2003E Net Income based on First Call Estimate as of 11/03* Common shares outstanding, except for FTI which is company guidance.

•Un-levered Net Income adjusted to exclude restructuring and impairment charges as well as interest expense for each company. Sources: Compustat, First Call See Appendix.

FMC Technologies

• Leading technology and industry positions across major product lines

• Proven track record of growth with high return on capital

• Leader in growing subsea and deepwater market

Leading Deepwater/Subsea Position

• Broadest subsea systems capabilities

– 15+ years systems experience

• Leader in deepwater technology

– High reliability, quality and proven technology

• Well positioned with the major subsea E&P companies

– Alliance agreements create partnerships and standardization

• Well positioned in major producing basins

– Local manufacturing near customer’s project management teams

• Growing market

Offshore Capabilities

Metering & Control Systems

Surface Well Systems

Subsea Drilling Systems

Standard Subsea Trees

Light Well Intervention

Tension Leg Platforms

Floating Production Storage & Offloading Vessels

Turret Mooring Systems

Subsea Processing

Smart Well Control Systems

Subsea Template Systems

Subsea Manifold

ROV Tie-In Systems

Guidelineless Deepwater Trees

# Strong Deepwater Track Record


1980 Bonito RJS-39 189m
FMC 619 ft
1983 Piraúna RJS-232 293m
Kvaerner 961 ft
1985 Marimbà RJS-284 383m
FMC 1,256 ft
1988 Marimbà RJS-376D 492m
FMC 1,613 ft
1988 Placid Green Canyon 31 684m
ABB 2,244 ft
1992 Marlim MRL-9 781m
FMC 2,561 ft
1994 Marlim MRL-4 1027m
FMC 3,368 ft
1997 Shell Mensa 1618m
FMC 5,308 ft
1997 Marlim Sul MLS-3 1709m
ABB 5,605 ft
1999 Roncador RJS-436 1853m
FMC 6,080 ft
2000 Petrobras Roncador 1877m
ABB 6,157 ft
2002 Marathon Camden Hills 2197m
Cameron 7,209 ft
2004 Shell Coulomb 2316m
FMC 7,600 ft

FMC Technologies

Technology Leadership

• Offshore Technology Conference Distinguished

Achievement Award Winners

– 1997 Amoco – Liuhua Project

– 1998 Shell – Mensa Project

– 1999 BP – Foinhaven Project

– 2000 Kerr-McGee – Neptune Spar Project

– 2001 Petrobras – Roncador

– 2002 ExxonMobil – Hoover / Diana Project

– 2003 Total – Girassol Project

Well Positioned with the Major Subsea Players

Subsea Completions by Operator 2003 to 2009E

Installations

Predominantly FTI accounts

Subsea Alliances

BP Gulf of Mexico

Shell Gulf of Mexico

Kerr McGee Gulf of Mexico

Statoil North Sea

Norsk Hydro North Sea

Woodside Global

500 400 300 200 100 0

Total

Petro bras

BP Exxo

C nMobil hevr onTe xaco

Ro Stato yal D il utch/S

N hell orsk

Hydr o Unoc Cono al coPh illips

Wood side

ENI

Buru llus

Murp hy

Marat hon

BHP

Billit on

Kerr

McGe e Sakh

Am alin erad a-He ss

Gazp rom

Petro

Cana da

EnCa na

INPE

X Sant os

Apache

Anad arko

Source: Quest Offshore

Growing Market

Deepwater Expenditures

26

1998—2002

58

2003—2007

Source: Douglas Westwood “The Deepwater Report 2003-07”

Installed Tree Forecast

Africa/Mediterranean

Asia Pacific North Sea Brazil North America

Based on Quest Offshore 3Q03 Normalized Case

Subsea Tree Project Awards

Source: Quest Offshore            , Company estimates

Major Upcoming Subsea Projects

North Sea

Encana Buzzard

Marathon Alvheim

Statoil Norne Satellites

Statoil Tyrihans

Gulf of Mexico

Anadarko Genghis Khan

BHP Neptune

Chevron Texaco Blind Faith

Chevron Texaco Tahiti

Brazil

Petrobras Campos Basin

Asia Pacific

Murphy Kikeh

Reliance KG – 36

West Africa

Addax Okwoki

BP Block 18

Chevron Texaco Lobito & Tombocco

Chevron Texaco Agbami

Devon Block 10

Exxon Mobil Bosi

Exxon Mobil Kizomba “C”

Total Moho Bilondo

Total Akpo

Total Rosa/Lirio

Shell Bonga Extension

Woodside Chinquetti

Building the Future

Continuing Product Evolution

- Subsea Systems Evolution

– Higher Pressures:	15,000 psi	→	20,000 psi
– Higher Temperatures:	350°F	→	425°F
– Deeper Water:	10,000'	→	13,000'
– Subsea Electric Actuation:	Hydraulic	→	Electric

  - Low-cost, shallow-water subsea systems

- LNG Offshore Loading Technologies

- Metering
  - Ultrasonic
  - Multiphase

FMC Technologies

Building the Future

New Initiatives under Development

• Subsea Processing

– Oil, gas and water separation on the ocean floor

• Light Well Intervention

– Well intervention without a drilling rig and riser

• Gas to Liquids Technology

- Conversion of stranded gas to saleable product

In Summary

A “New” Oilfield Services Company with

• Demonstrated Earnings Growth

• Strong and Continued Cash Flow

• High Return on Capital

Driven by Subsea / Offshore Capabilities

• High Barriers to Entry (Technology / Alliances)

• High Growth

• Platform for Added Products / Services

Appendix

Reconciliation of Non-GAAP measures (as required by Regulation G)

Q1 2001* Q2 2001* Q3 2001 Q4 2001 FY 2001

Income per diluted share (pro forma basis) (a non-GAAP measure) $ 0.06 $ 0.19 $ 0.25 $ 0.32 $ 0.82

Add: Pro forma incremental interest expense 0.04 0.03 - - 0.07

Less:

Restructuring and asset impairment charges (0.10) - (0.06) - (0.16)

Income taxes related to separation from FMC (0.05) (0.06) (0.02) - (0.13)

Other (0.01) (0.01) - - -

Income per diluted share before cumulative effect of

a change in accounting principle (GAAP basis) $ (0.06) $ 0.15 $ 0.17 $ 0.32 $ 0.60

*Results relating to periods prior to June 1, 2001 were carved out form the consolidated financial statements of FMC.

2001 2002

Un-levered net income (a non-GAAP Measure)** $ 67.3 $ 72.7

Less after-tax adjustments:

Interest Expense (8.6) (8.6)

Restructuring & Impairment charges (10.4) -

Income taxes related to separation from FMC (8.9) -

Cumulative effect of accounting changes (4.7) (193.8)

Net income (GAAP Basis) $ 34.7 $ (129.7)

**Used in calculation of return on capital